Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/14 through 12/31/14


Portfolio:			BlackRock High Yield Portfolio


Security:			Alcoa, Inc. (CUSIP 013817AW1)


Date Purchased:			09/17/14


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		1,238,000


Total Principal Purchased
by the Portfolio *:		1,238,000 USD


Commission or Spread:		1.000%


Broker:				Morgan Stanley & Co., Inc.


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/14 through 12/31/14


Portfolio:			BlackRock High Yield Portfolio


Security:			Ally Financial, Inc. (CUSIP 02005NAV2)


Date Purchased:			09/24/14


Price Per Share:		98.085000 USD


Shares Purchased
by the Portfolio *:		1,057,000


Total Principal Purchased
by the Portfolio *:		1,036,758 USD


Commission or Spread:		1.000%


Broker:				Citigroup Global Markets, Inc.


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/14 through 12/31/14


Portfolio:			BlackRock High Yield Portfolio


Security:			Celanese U.S. Holdings LLC (CUSIP ACI09CZX9)


Date Purchased:			09/10/14


Price Per Share:		100.000 EUR


Shares Purchased
by the Portfolio *:		196,000


Total Principal Purchased
by the Portfolio *:		196,000 EUR


Commission or Spread:		1.250%


Broker:				Deutsche Bank Securities


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/14 through 12/31/14


Portfolio:			BlackRock High Yield Portfolio


Security:			Gannett Co., Inc. (CUSIP 364725BB6)


Date Purchased:			09/03/14


Price Per Share:		98.531 USD


Shares Purchased
by the Portfolio *:		540,000


Total Principal Purchased
by the Portfolio *:		532,067 USD


Commission or Spread:		1.500%


Broker:				Citigroup Global Market, Inc.


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/14 through 12/31/14


Portfolio:			BlackRock High Yield Portfolio


Security:			Gannett Co., Inc. (CUSIP 364725BC4)


Date Purchased:			09/03/14


Price Per Share:		99.038 USD


Shares Purchased
by the Portfolio *:		650,000


Total Principal Purchased
by the Portfolio *:		643,747 USD


Commission or Spread:		1.500%


Broker:				Citigroup Global Market, Inc.


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/14 through 12/31/14


Portfolio:			BlackRock High Yield Portfolio


Security:			Mallinckrodt International Finance S.A.
				(CUSIP 561233AA5)


Date Purchased:			07/30/14


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		785,000


Total Principal Purchased
by the Portfolio *:		785,000 USD


Commission or Spread:		1.500%


Broker:				Barclays Capital, Inc.


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/14 through 12/31/14


Portfolio:			BlackRock High Yield Portfolio


Security:			Steel Dynamics, Inc. (CUSIP 858119BA7)


Date Purchased:			09/04/14


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		1,155,000


Total Principal Purchased
by the Portfolio *:		1,155,000 USD


Commission or Spread:		1.375%


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets LLC


Met Investors Series Trust Goldman Sachs Mid Cap Value Portfolio
Securities Purchases during an Underwriting involving
Goldman Sachs & Co. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/14 through 12/31/14


Portfolio:			Goldman Sachs Mid Cap Value Portfolio


Security:			Axalta Coating Systems, Ltd. (CUSIP G0750C108)


Date Purchased:			11/12/14


Price Per Share:		19.500 USD


Shares Purchased
by the Portfolio *:		134,746


Total Principal Purchased
by the Portfolio *:		2,627,547 USD


Commission or Spread:		0.975%


Broker:				Citigroup Global Markets, Inc.


Member:				Goldman Sachs & Co.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Bed Bath & Beyond, Inc. (CUSIP 075896AB6)


Date Purchased:			07/14/14


Price Per Share:		99.998 USD


Shares Purchased
by the Portfolio *:		280,000


Total Principal Purchased
by the Portfolio *:		279,994 USD


Commission or Spread:		0.750%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Caterpillar Financial Services Corp.
				(CUSIP 14912L6E6)


Date Purchased:			08/13/14


Price Per Share:		99.798 USD


Shares Purchased
by the Portfolio *:		360,000


Total Principal Purchased
by the Portfolio *:		359,273 USD


Commission or Spread:		0.400%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Comcast Corp. (CUSIP 20030NBM2)


Date Purchased:			08/05/14


Price Per Share:		99.624 USD


Shares Purchased
by the Portfolio *:		556,000


Total Principal Purchased
by the Portfolio *:		553,909 USD


Commission or Spread:		0.650%


Broker:				Credit Suisse Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Comerica, Inc. (CUSIP 200340AQ0)


Date Purchased:			07/17/14


Price Per Share:		99.780 USD


Shares Purchased
by the Portfolio *:		1,116,000


Total Principal Purchased
by the Portfolio *:		1,113,545 USD


Commission or Spread:		0.650%


Broker:				Deutsche Bank Securities


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			eBay, Inc. (CUSIP 278642AK9)


Date Purchased:			07/23/14


Price Per Share:		99.779 USD


Shares Purchased
by the Portfolio *:		900,000


Total Principal Purchased
by the Portfolio *:		898,011 USD


Commission or Spread:		0.400%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Southern Co. (The) (CUSIP 842587CL9)


Date Purchased:			08/19/14


Price Per Share:		99.768 USD


Shares Purchased
by the Portfolio *:		855,000


Total Principal Purchased
by the Portfolio *:		853,016 USD


Commission or Spread:		0.600%


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Tyson Foods, Inc. (CUSIP 902494AX1)


Date Purchased:			08/05/14


Price Per Share:		99.696 USD


Shares Purchased
by the Portfolio *:		1,456,000


Total Principal Purchased
by the Portfolio *:		1,451,574 USD


Commission or Spread:		0.650%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Anthem, Inc. (CUSIP 94973VBK2)


Date Purchased:			08/07/14


Price Per Share:		99.791 USD


Shares Purchased
by the Portfolio *:		324,000


Total Principal Purchased
by the Portfolio *:		323,323 USD


Commission or Spread:		0.880%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Anthem, Inc. (CUSIP 94973VBJ5)


Date Purchased:			08/07/14


Price Per Share:		99.498 USD


Shares Purchased
by the Portfolio *:		1,035,000


Total Principal Purchased
by the Portfolio *:		1,029,804 USD


Commission or Spread:		0.650%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Anthem, Inc. (CUSIP 02006UAD5)


Date Purchased:			10/16/14


Price Per Share:		99.981 USD


Shares Purchased
by the Portfolio *:		660,000


Total Principal Purchased
by the Portfolio *:		659,875 USD


Commission or Spread:		0.250%


Broker:				Deutsche Bank Securities


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Bank of America Corp. (CUSIP 06051GFL8)


Date Purchased:			10/17/14


Price Per Share:		99.517 USD


Shares Purchased
by the Portfolio *:		520,000


Total Principal Purchased
by the Portfolio *:		517,488 USD


Commission or Spread:		0.500%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Bayer U.S. Finance LLC (CUSIP 07274EAG8)


Date Purchased:			10/01/14


Price Per Share:		99.011 USD


Shares Purchased
by the Portfolio *:		472,000


Total Principal Purchased
by the Portfolio *:		467,332 USD


Commission or Spread:		0.450%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Bayer U.S. Finance LLC (CUSIP 07274EAD5)


Date Purchased:			10/01/14


Price Per Share:		99.542 USD


Shares Purchased
by the Portfolio *:		423,000


Total Principal Purchased
by the Portfolio *:		421,063 USD


Commission or Spread:		0.350%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Boardwalk Pipelines L.P. (CUSIP 096630AD0)


Date Purchased:			11/19/14


Price Per Share:		98.820 USD


Shares Purchased
by the Portfolio *:		233,000


Total Principal Purchased
by the Portfolio *:		230,251 USD


Commission or Spread:		0.650%


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			BP Capital Markets plc (CUSIP 05565QCS5)


Date Purchased:			10/30/14


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		300,000


Total Principal Purchased
by the Portfolio *:		300,000 USD


Commission or Spread:		0.300%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Canadian Natural Resources, Ltd. (CUSIP 136385AV3)


Date Purchased:			11/12/14


Price Per Share:		99.871 USD


Shares Purchased
by the Portfolio *:		512,000


Total Principal Purchased
by the Portfolio *:		511,340 USD


Commission or Spread:		0.650%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Canadian Natural Resources, Ltd. (CUSIP 136385AU5)


Date Purchased:			11/12/14


Price Per Share:		99.921 USD


Shares Purchased
by the Portfolio *:		500,000


Total Principal Purchased
by the Portfolio *:		499,605 USD


Commission or Spread:		0.400%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Caterpillar Financial Services Corp.
				(CUSIP 14912L6G1)


Date Purchased:			11/21/14


Price Per Share:		99.890 USD


Shares Purchased
by the Portfolio *:		393,000


Total Principal Purchased
by the Portfolio *:		392,568 USD


Commission or Spread:		0.480%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Duke Energy Progress, Inc. (CUSIP 26442RAD3)


Date Purchased:			11/17/14


Price Per Share:		99.658 USD


Shares Purchased
by the Portfolio *:		306,000


Total Principal Purchased
by the Portfolio *:		304,953 USD


Commission or Spread:		0.880%


Broker:				Wells Fargo Advisors


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Enterprise Products Operating LLC (CUSIP 29379VBE2)


Date Purchased:			10/02/14


Price Per Share:		99.681 USD


Shares Purchased
by the Portfolio *:		515,000


Total Principal Purchased
by the Portfolio *:		513,357 USD


Commission or Spread:		0.650%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Enterprise Products Operating LLC (CUSIP 29379VBF9)


Date Purchased:			10/02/14


Price Per Share:		99.356 USD


Shares Purchased
by the Portfolio *:		179,000


Total Principal Purchased
by the Portfolio *:		176,057 USD


Commission or Spread:		0.880%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Enterprise Products Operating LLC (CUSIP 29379VBD4)


Date Purchased:			10/02/14


Price Per Share:		99.981 USD


Shares Purchased
by the Portfolio *:		417,000


Total Principal Purchased
by the Portfolio *:		416,921 USD


Commission or Spread:		0.600%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Gilead Sciences, Inc. (CUSIP 375558AZ6)


Date Purchased:			11/12/14


Price Per Share:		99.906 USD


Shares Purchased
by the Portfolio *:		115,000


Total Principal Purchased
by the Portfolio *:		114,892 USD


Commission or Spread:		0.450%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Ingersoll-Rand Luxembourg Finance S.A.
				(CUSIP 456873AA6)


Date Purchased:			10/23/14


Price Per Share:		99.934 USD


Shares Purchased
by the Portfolio *:		320,000


Total Principal Purchased
by the Portfolio *:		319,789 USD


Commission or Spread:		0.600%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Macy's Retail Holdings, Inc. (CUSIP 55616XAM9)


Date Purchased:			11/13/14


Price Per Share:		98.940 USD


Shares Purchased
by the Portfolio *:		279,000


Total Principal Purchased
by the Portfolio *:		276,043 USD


Commission or Spread:		0.750%


Broker:				Credit Suisse Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Noble Energy, Inc. (CUSIP 655044AJ4)


Date Purchased:			11/04/14


Price Per Share:		99.265 USD


Shares Purchased
by the Portfolio *:		360,000


Total Principal Purchased
by the Portfolio *:		357,354 USD


Commission or Spread:		0.880%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Parker-Hannifin Corp. (CUSIP 70109HAN5)


Date Purchased:			11/18/14


Price Per Share:		99.868 USD


Shares Purchased
by the Portfolio *:		333,000


Total Principal Purchased
by the Portfolio *:		332,560 USD


Commission or Spread:		0.880%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Parker-Hannifin Corp. (CUSIP 70109HAL9)


Date Purchased:			11/18/14


Price Per Share:		99.780 USD


Shares Purchased
by the Portfolio *:		143,000


Total Principal Purchased
by the Portfolio *:		142,685 USD


Commission or Spread:		0.650%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Petroleos Mexicanos (CUSIP 71656LBA8)


Date Purchased:			10/06/14


Price Per Share:		99.423 USD


Shares Purchased
by the Portfolio *:		326,000


Total Principal Purchased
by the Portfolio *:		324,119 USD


Commission or Spread:		0.180%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Raytheon Co. (CUSIP 755111BY6)


Date Purchased:			11/24/14


Price Per Share:		99.377 USD


Shares Purchased
by the Portfolio *:		361,000


Total Principal Purchased
by the Portfolio *:		358,751 USD


Commission or Spread:		0.450%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Roche Holdings, Inc. (CUSIP 771196BE1)


Date Purchased:			11/13/14


Price Per Share:		101.503 USD


Shares Purchased
by the Portfolio *:		660,000


Total Principal Purchased
by the Portfolio *:		673,543 USD


Commission or Spread:		0.300%


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Statoil ASA (CUSIP 85771PAX0)


Date Purchased:			11/03/14


Price Per Share:		99.400 USD


Shares Purchased
by the Portfolio *:		399,000


Total Principal Purchased
by the Portfolio *:		396,606 USD


Commission or Spread:		0.230%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Suncor Energy, Inc. (CUSIP 867224AA5)


Date Purchased:			11/20/14


Price Per Share:		99.235 USD


Shares Purchased
by the Portfolio *:		678,000


Total Principal Purchased
by the Portfolio *:		672,813 USD


Commission or Spread:		0.650%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Toronto-Dominion Bank (The) (CUSIP 89114QAV0)


Date Purchased:			10/30/14


Price Per Share:		99.821 USD


Shares Purchased
by the Portfolio *:		255,000


Total Principal Purchased
by the Portfolio *:		254,544 USD


Commission or Spread:		0.350%


Broker:				Golman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Mexico Government International Bonds
				(CUSIP 91087BAA8)


Date Purchased:			11/18/14


Price Per Share:		99.335 USD


Shares Purchased
by the Portfolio *:		537,000


Total Principal Purchased
by the Portfolio *:		533,429 USD


Commission or Spread:		0.180%


Broker:				Golman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Verizon Communications, Inc. (CUSIP 92343VCQ5)


Date Purchased:			10/22/14


Price Per Share:		99.276 USD


Shares Purchased
by the Portfolio *:		963,000


Total Principal Purchased
by the Portfolio *:		956,028 USD


Commission or Spread:		0.750%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Verizon Communications, Inc. (CUSIP 92343VCN2)


Date Purchased:			10/22/14


Price Per Share:		99.699 USD


Shares Purchased
by the Portfolio *:		1,559,000


Total Principal Purchased
by the Portfolio *:		1,554,307 USD


Commission or Spread:		0.400%


Broker:				Wells Fargo Advisors


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Walgreens Boots Alliance, Inc. (CUSIP 931427AF5)


Date Purchased:			11/06/14


Price Per Share:		99.727 USD


Shares Purchased
by the Portfolio *:		399,000


Total Principal Purchased
by the Portfolio *:		397,911 USD


Commission or Spread:		0.400%


Broker:				Deutsche Bank Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Walgreens Boots Alliance, Inc. (CUSIP 931427AB4)


Date Purchased:			11/06/14


Price Per Share:		99.335 USD


Shares Purchased
by the Portfolio *:		349,000


Total Principal Purchased
by the Portfolio *:		346,679 USD


Commission or Spread:		0.880%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.



Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			American Tower Corp. (CUSIP 03027XAE0)


Date Purchased:			08/04/14


Price Per Share:		99.416 USD


Shares Purchased
by the Portfolio *:		330,000


Total Principal Purchased
by the Portfolio *:		328,073 USD


Commission or Spread:		0.630%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Bank of Nova Scotia (CUSIP 064159FL5)


Date Purchased:			07/14/14


Price Per Share:		99.767 USD


Shares Purchased
by the Portfolio *:		220,000


Total Principal Purchased
by the Portfolio *:		219,487 USD


Commission or Spread:		0.400%


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Bed Bath & Beyond, Inc. (CUSIP 075896AB6)


Date Purchased:			07/14/14


Price Per Share:		99.998 USD


Shares Purchased
by the Portfolio *:		20,000


Total Principal Purchased
by the Portfolio *:		20,000 USD


Commission or Spread:		0.750%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JP Morgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Comerica, Inc. (CUSIP 200340AQ0)


Date Purchased:			07/17/14


Price Per Share:		99.780 USD


Shares Purchased
by the Portfolio *:		172,000


Total Principal Purchased
by the Portfolio *:		171,622 USD


Commission or Spread:		0.650%


Broker:				Deutsche Bank Securities


Member:				JPMorgan Securitie,s Inc.

Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			CSX Corp. (CUSIP 126408HB2)


Date Purchased:			07/16/14


Price Per Share:		99.915 USD


Shares Purchased
by the Portfolio *:		300,000


Total Principal Purchased
by the Portfolio *:		299,745 USD


Commission or Spread:		0.650%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			eBay, Inc. (CUSIP 278642AK9)


Date Purchased:			07/23/14


Price Per Share:		99.779 USD


Shares Purchased
by the Portfolio *:		200,000


Total Principal Purchased
by the Portfolio *:		199,558 USD


Commission or Spread:		0.400%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Synchrony Financial (CUSIP 87165BAD5)


Date Purchased:			08/06/14


Price Per Share:		99.806 USD


Shares Purchased
by the Portfolio *:		155,000


Total Principal Purchased
by the Portfolio *:		154,699 USD


Commission or Spread:		0.550%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Synchrony Financial (CUSIP 87165BAC7)


Date Purchased:			08/06/14


Price Per Share:		99.822 USD


Shares Purchased
by the Portfolio *:		140,000


Total Principal Purchased
by the Portfolio *:		139,751 USD


Commission or Spread:		0.530%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Tyson Foods, Inc. (CUSIP 902494AZ6)


Date Purchased:			08/05/14


Price Per Share:		99.986

Shares Purchased
by the Portfolio *:		38,000


Total Principal Purchased
by the Portfolio *:		37,995 USD


Commission or Spread:		0.880%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Tyson Foods, Inc. (CUSIP 902494AW3)


Date Purchased:			08/05/14


Price Per Share:		99.934 USD


Shares Purchased
by the Portfolio *:		96,000


Total Principal Purchased
by the Portfolio *:		95,937 USD


Commission or Spread:		0.600%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Aetna, Inc. (CUSIP 00817YAQ1)


Date Purchased:			11/03/14


Price Per Share:		99.581 USD


Shares Purchased
by the Portfolio *:		90,000


Total Principal Purchased
by the Portfolio *:		89,623 USD


Commission or Spread:		0.650%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Albemarle Corp. (CUSIP 012725AC1)


Date Purchased:			11/17/14


Price Per Share:		99.658 USD


Shares Purchased
by the Portfolio *:		245,000


Total Principal Purchased
by the Portfolio *:		244,163 USD


Commission or Spread:		0.650%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Bank of America Corp. (CUSIP 06051GFL8)


Date Purchased:			10/17/14


Price Per Share:		99.517 USD


Shares Purchased
by the Portfolio *:		142,000


Total Principal Purchased
by the Portfolio *:		141,314 USD


Commission or Spread:		0.500%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Bayer U.S. Finance LLC (CUSIP 07274EAB9)


Date Purchased:			10/01/14


Price Per Share:		99.933 USD


Shares Purchased
by the Portfolio *:		285,000


Total Principal Purchased
by the Portfolio *:		284,809 USD


Commission or Spread:		0.250%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Bayer U.S. Finance LLC (CUSIP 07274EAG8)


Date Purchased:			10/01/14


Price Per Share:		99.011 USD


Shares Purchased
by the Portfolio *:		225,000


Total Principal Purchased
by the Portfolio *:		222,775 USD


Commission or Spread:		0.450%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Boardwalk Pipelines L.P. (CUSIP 096630AD0)


Date Purchased:			11/19/14


Price Per Share:		98.820 USD


Shares Purchased
by the Portfolio *:		295,000


Total Principal Purchased
by the Portfolio *:		291,519 USD


Commission or Spread:		0.650%


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			BP Capital Markets plc (CUSIP 05565QCT3)


Date Purchased:			10/30/14


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		160,000


Total Principal Purchased
by the Portfolio *:		160,000 USD


Commission or Spread:		0.170%


Broker:				BNP Paribas Securities


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Canadian Natural Resources, Ltd. (CUSIP 136385AU5)


Date Purchased:			11/12/14


Price Per Share:		99.921 USD


Shares Purchased
by the Portfolio *:		188,000


Total Principal Purchased
by the Portfolio *:		187,851 USD


Commission or Spread:		0.400%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Cardinal Health, Inc. (CUSIP 14149YAZ1)


Date Purchased:			11/07/14


Price Per Share:		99.813 USD


Shares Purchased
by the Portfolio *:		128,000


Total Principal Purchased
by the Portfolio *:		127,761 USD


Commission or Spread:		0.600%


Broker:				Golman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Caterpillar Financial Services Corp.
				(CUSIP 14912L6G1)


Date Purchased:			11/21/14


Price Per Share:		99.890 USD


Shares Purchased
by the Portfolio *:		435,000


Total Principal Purchased
by the Portfolio *:		434,522 USD


Commission or Spread:		0.480%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Chevron Corp. (CUSIP 166764AN0)


Date Purchased:			11/10/14


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		450,000


Total Principal Purchased
by the Portfolio *:		450,000 USD


Commission or Spread:		0.170%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Consolidated Edison Co. of New York, Inc.
				(CUSIP 209111FF5)


Date Purchased:			11/19/14


Price Per Share:		99.745 USD


Shares Purchased
by the Portfolio *:		205,000


Total Principal Purchased
by the Portfolio *:		204,477 USD


Commission or Spread:		0.880%


Broker:				RBS Securities, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Consolidated Edison Co. of New York, Inc.
				(CUSIP 209111FE8)


Date Purchased:			11/19/14


Price Per Share:		99.653 USD


Shares Purchased
by the Portfolio *:		280,000


Total Principal Purchased
by the Portfolio *:		279,028 USD


Commission or Spread:		0.650%


Broker:				RBS Securities, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Dominion Resources, Inc. (CUSIP 25746UCC1)


Date Purchased:			11/17/14


Price Per Share:		99.632 USD


Shares Purchased
by the Portfolio *:		145,000


Total Principal Purchased
by the Portfolio *:		144,466 USD


Commission or Spread:		0.880%


Broker:				Deutsche Bank Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Duke Energy Progress, Inc. (CUSIP 26442RAD3)


Date Purchased:			11/17/14


Price Per Share:		99.658 USD


Shares Purchased
by the Portfolio *:		80,000


Total Principal Purchased
by the Portfolio *:		79,726 USD


Commission or Spread:		0.880%


Broker:				Wells Fargo Advisors


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Enterprise Products Operating LLC (CUSIP 29379VBE2)


Date Purchased:			10/02/14


Price Per Share:		99.681 USD


Shares Purchased
by the Portfolio *:		125,000


Total Principal Purchased
by the Portfolio *:		124,601 USD


Commission or Spread:		0.650%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Enterprise Products Operating LLC (CUSIP 29379VBF9)


Date Purchased:			10/02/14


Price Per Share:		99.356 USD


Shares Purchased
by the Portfolio *:		33,000


Total Principal Purchased
by the Portfolio *:		32,457 USD


Commission or Spread:		0.880%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Enterprise Products Operating LLC (CUSIP 29379VBE2)


Date Purchased:			10/02/14


Price Per Share:		99.681 USD


Shares Purchased
by the Portfolio *:		67,000


Total Principal Purchased
by the Portfolio *:		66,786 USD


Commission or Spread:		0.650%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			General Motors Co. (CUSIP 37045VAJ9)


Date Purchased:			11/04/14


Price Per Share:		99.266 USD


Shares Purchased
by the Portfolio *:		115,000


Total Principal Purchased
by the Portfolio *:		114,156 USD


Commission or Spread:		0.880%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Gilead Sciences, Inc. (CUSIP 375558AZ6)


Date Purchased:			11/12/14


Price Per Share:		99.906 USD


Shares Purchased
by the Portfolio *:		230,000


Total Principal Purchased
by the Portfolio *:		229,784 USD


Commission or Spread:		0.450%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Gilead Sciences, Inc. (CUSIP 375558BA0)


Date Purchased:			11/12/14


Price Per Share:		99.413 USD


Shares Purchased
by the Portfolio *:		90,000


Total Principal Purchased
by the Portfolio *:		89,472 USD


Commission or Spread:		0.880%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Kinder Morgan, Inc. (CUSIP 49456BAF8)


Date Purchased:			11/24/14


Price Per Share:		99.598 USD


Shares Purchased
by the Portfolio *:		265,000


Total Principal Purchased
by the Portfolio *:		263,935 USD


Commission or Spread:		0.450%


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Kinder Morgan, Inc. (CUSIP 49456BAE1)


Date Purchased:			11/24/14


Price Per Share:		99.797 USD


Shares Purchased
by the Portfolio *:		135,000


Total Principal Purchased
by the Portfolio *:		134,726 USD


Commission or Spread:		0.350%


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Noble Energy, Inc. (CUSIP 655044AJ4)


Date Purchased:			11/04/14


Price Per Share:		99.265 USD


Shares Purchased
by the Portfolio *:		107,000


Total Principal Purchased
by the Portfolio *:		106,214 USD


Commission or Spread:		0.880%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Noble Energy, Inc. (CUSIP 655044AH8)


Date Purchased:			11/04/14


Price Per Share:		99.695 USD


Shares Purchased
by the Portfolio *:		122,000


Total Principal Purchased
by the Portfolio *:		121,628 USD


Commission or Spread:		0.650%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			NorthWestern Corp. (CUSIP 668074AU1)


Date Purchased:			11/05/14


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		200,000


Total Principal Purchased
by the Portfolio *:		200,000 USD


Commission or Spread:		0.880%


Broker:				Credit Suisse Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Omnicom Group, Inc. (CUSIP 681919BA3)


Date Purchased:			10/22/14


Price Per Share:		99.684 USD


Shares Purchased
by the Portfolio *:		115,000


Total Principal Purchased
by the Portfolio *:		114,637 USD


Commission or Spread:		0.650%


Broker:				HSBC Securities


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Parker-Hannifin Corp. (CUSIP 70109HAL9)


Date Purchased:			11/18/14


Price Per Share:		99.780 USD


Shares Purchased
by the Portfolio *:		114,000


Total Principal Purchased
by the Portfolio *:		113,749 USD


Commission or Spread:		0.650%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			PepsiCo, Inc. (CUSIP 713448CQ9)


Date Purchased:			10/17/14


Price Per Share:		99.865 USD


Shares Purchased
by the Portfolio *:		110,000


Total Principal Purchased
by the Portfolio *:		109,852 USD


Commission or Spread:		0.850%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Perrigo Finance plc (CUSIP 714295AC6)


Date Purchased:			11/24/14


Price Per Share:		99.579 USD


Shares Purchased
by the Portfolio *:		200,000


Total Principal Purchased
by the Portfolio *:		199,158 USD


Commission or Spread:		0.650%


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Perrigo Finance plc (CUSIP 714295AB8)


Date Purchased:			11/24/14


Price Per Share:		99.937 USD


Shares Purchased
by the Portfolio *:		200,000


Total Principal Purchased
by the Portfolio *:		199,874 USD


Commission or Spread:		0.630%


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Petroleos Mexicanos (CUSIP 71656LBB6)


Date Purchased:			10/06/14


Price Per Share:		101.895 USD


Shares Purchased
by the Portfolio *:		61,000


Total Principal Purchased
by the Portfolio *:		63,162 USD


Commission or Spread:		0.200%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Philip Morris International, Inc. (CUSIP 718172BM0)


Date Purchased:			11/03/14


Price Per Share:		98.771 USD


Shares Purchased
by the Portfolio *:		105,000


Total Principal Purchased
by the Portfolio *:		103,710 USD


Commission or Spread:		0.450%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Procter & Gamble Co. (The) (CUSIP 742718EG0)


Date Purchased:			10/27/14


Price Per Share:		99.848 USD


Shares Purchased
by the Portfolio *:		288,000


Total Principal Purchased
by the Portfolio *:		287,562 USD


Commission or Spread:		0.350%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Raytheon Co. (CUSIP 755111BY6)


Date Purchased:			11/24/14


Price Per Share:		99.377 USD


Shares Purchased
by the Portfolio *:		91,000


Total Principal Purchased
by the Portfolio *:		90,433 USD


Commission or Spread:		0.450%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Textron, Inc. (CUSIP 883203BV2)


Date Purchased:			10/23/14


Price Per Share:		99.903 USD


Shares Purchased
by the Portfolio *:		170,000


Total Principal Purchased
by the Portfolio *:		169,835 USD


Commission or Spread:		0.650%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Verizon Communications, Inc. (CUSIP 92343VCQ5)


Date Purchased:			10/22/14


Price Per Share:		99.276 USD


Shares Purchased
by the Portfolio *:		169,000


Total Principal Purchased
by the Portfolio *:		167,776 USD


Commission or Spread:		0.750%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Verizon Communications, Inc. (CUSIP 92343VCR3)


Date Purchased:			10/22/14


Price Per Share:		99.340 USD


Shares Purchased
by the Portfolio *:		385,000


Total Principal Purchased
by the Portfolio *:		382,459 USD


Commission or Spread:		0.450%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Volkswagen Group of America Finance LLC
				(CUSIP 928668AH5)


Date Purchased:			11/12/14


Price Per Share:		99.776 USD


Shares Purchased
by the Portfolio *:		245,000


Total Principal Purchased
by the Portfolio *:		244,451 USD


Commission or Spread:		0.300%


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Walgreens Boots Alliance, Inc. (CUSIP 931427AC2)


Date Purchased:			11/06/14


Price Per Share:		99.984 USD


Shares Purchased
by the Portfolio *:		30,000


Total Principal Purchased
by the Portfolio *:		29,995 USD


Commission or Spread:		0.880%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Walgreens Boots Alliance, Inc. (CUSIP 931427AF5)


Date Purchased:			11/06/14


Price Per Share:		99.727 USD


Shares Purchased
by the Portfolio *:		75,000


Total Principal Purchased
by the Portfolio *:		74,795 USD


Commission or Spread:		0.400%


Broker:				Deutsche Bank Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Walgreens Boots Alliance, Inc. (CUSIP 931427AH1)


Date Purchased:			11/06/14


Price Per Share:		99.769 USD


Shares Purchased
by the Portfolio *:		250,000


Total Principal Purchased
by the Portfolio *:		249,423 USD


Commission or Spread:		0.450%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Walgreens Boots Alliance, Inc. (CUSIP 931427AB4)


Date Purchased:			11/06/14


Price Per Share:		99.335 USD


Shares Purchased
by the Portfolio *:		92,000


Total Principal Purchased
by the Portfolio *:		91,388 USD


Commission or Spread:		0.880%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Walgreens Boots Alliance, Inc. (CUSIP 931427AH1)


Date Purchased:			11/06/14


Price Per Share:		99.769 USD


Shares Purchased
by the Portfolio *:		458,000


Total Principal Purchased
by the Portfolio *:		456,942 USD


Commission or Spread:		0.450%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Walgreens Boots Alliance, Inc. (CUSIP 931427AA6)


Date Purchased:			11/06/14


Price Per Share:		99.879 USD


Shares Purchased
by the Portfolio *:		50,000


Total Principal Purchased
by the Portfolio *:		49,940 USD


Commission or Spread:		0.350%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Small Cap Value Portfolio


Security:			Globant S.A. (CUSIP L44385109)


Date Purchased:			07/18/14


Price Per Share:		10.000 USD


Shares Purchased
by the Portfolio *:		16,200


Total Principal Purchased
by the Portfolio *:		162,000 USD


Commission or Spread:		0.700%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Small Cap Value Portfolio


Security:			Catalent, Inc. (CUSIP 148806102)


Date Purchased:			07/30/14


Price Per Share:		20.50 USD


Shares Purchased
by the Portfolio *:		47,400


Total Principal Purchased
by the Portfolio *:		971,700 USD


Commission or Spread:		1.025 USD


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Small Cap Value Portfolio


Security:			HealthEquity, Inc. (CUSIP 42226A107)


Date Purchased:			07/31/14


Price Per Share:		14.000 USD


Shares Purchased
by the Portfolio *:		9,400


Total Principal Purchased
by the Portfolio *:		131,600 USD


Commission or Spread:		0.980 USD


Broker:				Wells Fargo Advisors


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Small Cap Value Portfolio


Security:			Intersect ENT, Inc. (CUSIP 46071F103)


Date Purchased:			07/24/14


Price Per Share:		11.000 USD


Shares Purchased
by the Portfolio *:		8,100


Total Principal Purchased
by the Portfolio *:		89,100 USD


Commission or Spread:		0.770 USD


Broker:				Piper Jaffray


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Small Cap Value Portfolio


Security:			Sage Therapeutics, Inc. (CUSIP 78667J108)


Date Purchased:			07/18/14


Price Per Share:		18.000 USD


Shares Purchased
by the Portfolio *:		6,300


Total Principal Purchased
by the Portfolio *:		113,400 USD


Commission or Spread:		1.260 USD


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Small Cap Value Portfolio


Security:			TerraForm Power, Inc. (CUSIP 88104R100)


Date Purchased:			07/18/14


Price Per Share:		25.000 USD


Shares Purchased
by the Portfolio *:		10,000


Total Principal Purchased
by the Portfolio *:		250,000 USD


Commission or Spread:		1.740 USD


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Small Cap Value Portfolio


Security:			Boot Barn Holdings, Inc. (CUSIP 099406100)


Date Purchased:			10/30/14


Price Per Share:		16.000 USD


Shares Purchased
by the Portfolio *:		2,800


Total Principal Purchased
by the Portfolio *:		44,800 USD


Commission or Spread:		1.120 USD


Broker:				Jefferies


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Small Cap Value Portfolio


Security:			FMSA Holdings, Inc. (CUSIP 30255X106)


Date Purchased:			10/03/14


Price Per Share:		16.000 USD


Shares Purchased
by the Portfolio *:		29,400


Total Principal Purchased
by the Portfolio *:		470,400 USD


Commission or Spread:		0.840 USD


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			JPMorgan Small Cap Value Portfolio


Security:			VWR Corp. (CUSIP 91843L103)


Date Purchased:			10/02/14


Price Per Share:		21.000 USD


Shares Purchased
by the Portfolio *:		25,900


Total Principal Purchased
by the Portfolio *:		543,900 USD


Commission or Spread:		1.155 USD


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust Loomis Sayles Global Markets Portfolio
Securities Purchases during an Underwriting involving
Natixis subject to Rule 10f-3
under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			Loomis Sayles Global Markets Portfolio


Security:			Morgan Stanley (CUSIP 6174467Y9)


Date Purchased:			09/03/14


Price Per Share:		99.824 USD


Shares Purchased
by the Portfolio *:		315,000


Total Principal Purchased
by the Portfolio *:		314,446 USD


Commission or Spread:		0.005%


Broker:				Morgan Stanley & Co., Inc.


Member:				Natixis


Met Investors Series Trust Loomis Sayles Global Markets Portfolio
Securities Purchases during an Underwriting involving
Natixis subject to Rule 10f-3
under the Investment Company Act of 1940.

For the period 07/01/14 through 12/31/14


Portfolio:			Loomis Sayles Global Markets Portfolio


Security:			Mubadala GE Capital, Ltd. (CUSIP 62476BAA8)


Date Purchased:			11/05/14


Price Per Share:		99.375 USD


Shares Purchased
by the Portfolio *:		435,000


Total Principal Purchased
by the Portfolio *:		432,281 USD


Commission or Spread:		0.275%


Broker:				Citigroup Global Markets, Inc.


Member:				Natixis


Met Investors Series Trust Morgan STatanley Mid Cap Growth Portfolio Securities Purchases during an Underwriting involving
Morgan Stanley subject to Rule 10f-3
under the Investment Company Act of 1940.


For the period 07/01/14 through 12/31/14


Portfolio:			Morgan Stanley Mid Cap Growth Portfolio


Security:			Zalando SE (CUSIP BQV0SV900)


Date Purchased:			09/30/14


Price Per Share:		21.500 EUR


Shares Purchased
by the Portfolio *:		130,478


Total Principal Purchased
by the Portfolio *:		2,805,277 EUR


Commission or Spread:		0.323 EUR


Broker:				Goldman Sachs & Co.


Member:				Morgan Stanley